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                                                                    Exhibit 10.5

April 19, 1999


McDATA Holdings Corporation
c/o EMC Corporation
Attn: Paul Dacier
      General Counsel
35 Parkwood
Hopkinton, MA  01748-9103

RE: Letter Agreement for Silvercreek Fibre Channel Port Card Revenues Effective November 1, 1998

Dear Paul:

On October 1, 1997, pursuant to the Asset Transfer Agreement among EMC Corporation ("EMC"), McDATA Holdings Corporation ("Holdings") and McDATA Corporation ("McDATA"), Holdings retained the manufacturing and marketing ESCON Contracts then in existence with IBM Corporation ("IBM") for the ESCON Business. (ESCON Contracts and ESCON Business are defined in the Asset Transfer Agreement). Pursuant to Section 6 of the Services Agreement among these parties of the same date, all revenues under the ESCON contracts are to be paid directly to Holdings.

Among the ESCON Contracts retained by Holdings is OEM Purchase and Software License Agreement No. 40-96-0106-05 for the "Monarch" Director. McDATA has developed a Fibre Channel feature for use with the Monarch Director, the "Silvercreek Fibre Channel Port Card". Since the Silvercreek Fibre Channel Port Card is not part of the ESCON Business but part of the New McDATA Fibre Channel business, EMC (Paul Noble and Bill Teuber) has agreed that all revenues generated from the sale of such feature shall be paid to McDATA.

By signature hereon, the undersigned hereby agree that effective November 1, 1998, McDATA shall be entitled to all revenues generated from the purchase of the Silvercreek Fibre Channel Port Card by IBM. The undersigned further understand and agree that all other ESCON-related revenues generated under the ESCON Contracts shall continue to be paid to Holdings pursuant to the Services Agreement. Further, the undersigned agree that Section 6 of the Services Agreement is hereby amended by replacing this section with the following: "All revenues under the ESCON Contracts shall be paid directly to Holdings, with the exception of any and all revenues generated by the sale of the Silvercreek Fibre Channel Port Card to IBM. All of such Silvercreek Fibre Channel Port Card revenues shall be paid directly to New McDATA."

Regards,
McDATA Corporation



Dee J. Perry
CFO and Vice President of Finance and Administration

cc:   Paul Noble, Jr., EMC Corporation
      Bill Teuber, EMC Corporation
      John F. McDonnell, McDATA Corporation

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Letter Agreement
Silvercreek Fibre Channel Port Card Revenues
April 19, 1999
Page 2


Effective November 1, 1998, the undersigned hereby agree to the foregoing.


EMC Corporation



By:     _________________________________
Name:
Title:
Date:



McDATA Holdings Corporation



By:     _________________________________
Name:
Title:
Date:


McDATA Corporation



By:     __________________________________
Name:
Title:
Date: